SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

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    (as permitted by Rule 14a-6(e)(2))
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                                TRIBEWORKS, INC.
                (Name of Registrant as Specified In Its Charter)

    ________________________________________________________________________
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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        ________________________________________________________________________

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        ________________________________________________________________________
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


                             (TRIBEWORKS, INC. LOGO)


                                TRIBEWORKS, INC.
                          988 MARKET STREET, 4TH FLOOR
                         SAN FRANCISCO, CALIFORNIA 94102

                            NOTICE OF ANNUAL MEETING
                           TO BE HELD ON MAY 17, 2004

To the Stockholders of Tribeworks, Inc.:

Notice is hereby given that Tribeworks, Inc., a Delaware corporation, will hold an Annual Meeting of stockholders on May 17, 2004 at 9:00 a.m., local time, at our headquarters located at 988 Market Street, 4th Floor, San Francisco, California 94102 for the following purposes:

     1. REVERSE SPLIT: To approve a proposed reverse stock split of one for four of the Company's issued and outstanding shares of Common Stock;

     2. ELECTION OF DIRECTORS. To elect three (3) directors for a term ending at the 2005 Annual Shareholders' Meeting or such other date as their successors may be elected and qualified;

     3. APPROVAL OF THE 2004 EMPLOYEE STOCK INCENTIVE PLAN: To approve the Tribeworks, Inc., 2004 Employee Stock Incentive Plan;

     4. APPROVAL OF AUDITORS: To approve Tauber & Balser, P.C., as the Company's independent auditors; and

     5. To transact such other business as may properly come before the Annual Meeting or at any adjournments or postponements thereof.

The Proposals and other related matters are more fully described in the Proxy Statement attached to this notice. The Board of Directors has fixed the close of business on April 7, 2004, as the record date. Only stockholders of record as of the record date are entitled to notice of, and to vote at, the Annual Meeting and at any adjournments thereof. A list of stockholders entitled to vote at the Annual Meeting will be located at our office at 988 Market Street, 4th Floor, no later than May 7, 2004. That list will remain available for inspection at our office until the Annual Meeting, and will also be available for inspection at the Annual Meeting, for any purpose relating to the meeting.

To ensure that your vote will be counted, please complete, date and sign the enclosed proxy card and return it promptly in the enclosed prepaid envelope, whether or not you plan to attend the Annual Meeting. Since proxies may be revoked at any time, you may attend the Annual Meeting and vote in person even if you have previously returned a proxy. THE MAJORITY OF THE TRIBEWORKS, INC. BOARD OF DIRECTORS HAS APPROVED AND ADOPTED THE PROPOSALS AND RECOMMENDS THAT YOU VOTE FOR APPROVAL AND ADOPTION OF THE PROPOSALS.

                                           By Order of the Board of Directors,

                                           /s/ Duncan J. Kennedy
                                           _____________________________________
                                           Duncan J. Kennedy,
                                           President and Chief Executive Officer

San Francisco, California
April 14, 2004

                                TRIBEWORKS, INC.
               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
                                TABLE OF CONTENTS

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING                                2
         Where And When Is The Annual Meeting?                                2
         Who May Vote?                                                        2
         How Do Stockholders Vote?                                            2
         How Do Proxies Work?                                                 2
         How May A Proxy Be Revoked?                                          2
         What Happens If I Choose Not To Submit A Proxy Or To Vote?           2
         What Is A "Quorum"?                                                  2
         How Many Votes Are Required To Approve The Proposals?                3
         Who Will Tabulate The Votes?                                         3
         Who Pays For This Proxy Solicitation?                                3
         Am I Entitled To Appraisal Or Dissenter's Rights?                    3
         Where Can I Find More Information About Tribeworks?                  3
FORWARD-LOOKING STATEMENTS                                                    4
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS                               4
DESCRIPTION OF TRIBEWORKS AND ITS CURRENT BUSINESS                            5
INFORMATION CONCERNING NOMINEES FOR ELECTION AS DIRECTORS                     6
      Business Experience                                                     6
      Section 16(a) Beneficial Ownership Reporting Compliance                 7
EXECUTIVE COMPENSATION                                                        7
         Director Compensation                                                7
         Executive Compensation                                               7
         Option Grants in Last Fiscal Year                                    8
         Aggregated Option Exercises In Last Fiscal Year And Fiscal Year
            End Option Values                                                 8
         Change In Control Arrangements                                       8
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS                                8
BOARD COMMITTEES                                                              9
AUDITOR FEES                                                                  9
CODE OF ETHICS AND BUSINESS CONDUCT                                           9
INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON      10
PROPOSAL I: REVERSE STOCK SPLIT OF ONE-FOR-FOUR                               10
         Certain Federal Income Tax Consequences                              11
PROPOSAL II: ELECTION OF THE BOARD OF DIRECTORS                               12
PROPOSAL III: APPROVAL OF THE 2004 EMPLOYEE STOCK INCENTIVE PLAN              13
         Certain Federal Income Tax Consequences                              13
PROPOSAL IV: APPOINTMENT OF AUDITORS                                          14
TRANSACTION OF OTHER BUSINESS                                                 15

                                TRIBEWORKS, INC.
               PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 17, 2004


The Board of Directors of Tribeworks, Inc. is furnishing this Proxy Statement to you in connection with its solicitation of proxies to be voted at its Annual Meeting of stockholders to be held on May 17, 2004 at 9:00 a.m., local time, at our headquarters located at 988 Market Street, 4th Floor, San Francisco, California 94102 and at any adjournments or postponements thereof.

This Proxy Statement, Notice of Meeting of Stockholders and the accompanying Proxy Card and Form 10-KSB Annual Report for the fiscal year ending December 31, 2003, are first being sent to stockholders on or about April 19, 2004.

At the Annual Meeting, we will ask you to approve the following proposals (the "Proposals"):

     1. REVERSE SPLIT: To approve a proposed reverse stock split of one-for-four of the Company's issued and outstanding shares of Common Stock;

     2. ELECTION OF DIRECTORS. To elect three (3) directors for a term ending at the 2005 Annual Shareholders' Meeting or such other date as their successors may be elected and qualified;

     3. APPROVAL OF THE 2004 EMPLOYEE STOCK INCENTIVE PLAN: To approve the Tribeworks, Inc., 2004 Employee Stock Incentive Plan;

     4. APPROVAL OF AUDITORS: To approve Tauber & Balser, P.C., as the Company's independent auditors; and

     5. To transact such other business as may properly come before the Annual Meeting or at any adjournments or postponements thereof.


Except for procedural matters, we do not know of any matters other than those listed above that will be brought before the Annual Meeting. If, however, other matters are properly brought before the Annual Meeting, we will vote your proxy on those matters as determined by the person identified on the proxy card as your proxy. Our principal executive offices are located at 988 Market Street, 4th Floor, San Francisco, California 94102 and the telephone number is (415) 674-5555.

YOU SHOULD CAREFULLY CONSIDER ALL OF THE INFORMATION INCLUDED IN THIS PROXY STATEMENT AND ITS ATTACHMENTS BEFORE RETURNING YOUR PROXY.

The date of this proxy statement is April 14, 2004.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

WHERE AND WHEN IS THE ANNUAL MEETING?

The Annual Meeting will be held at 9:00 a.m. (local time), on May 17, 2004, at our headquarters located at 988 Market Street, 4th Floor, San Francisco, California 94102.

WHO MAY VOTE?

Holders of record of Tribeworks, Inc.'s common stock at the close of business on April 7, 2004 may vote at the meeting or any adjournment or postponement of the meeting. On March 30, 2004, 18,834,628 shares of our common stock were issued and outstanding. Each stockholder is entitled to one vote per share.

HOW DO STOCKHOLDERS VOTE?

You may vote by proxy or in person at the meeting. To vote by proxy, please complete, sign, date and return your proxy card in the postage-prepaid envelope that we have provided.

HOW DO PROXIES WORK?

Giving your proxy means that you authorize us to vote your shares at the Annual Meeting in the manner you direct. If you sign, date, and return the enclosed proxy card but do not specify how to vote, we will vote your shares FOR the approval of the reverse stock split, approval of the board of directors, approval of the Tribeworks, Inc., 2004 Employee Stock Incentive Plan and approval of the appointment of Tauber & Balser, P.C., as the Company's auditors. We do not know of any other matters that will be brought before the Annual Meeting. If, however, other matters are properly brought before the Annual Meeting, we will vote your proxy on those matters as determined by the person identified on the proxy card as your proxy.

HOW MAY A PROXY BE REVOKED?

You may revoke your proxy before it is voted by submitting a new proxy with a later date, or by providing written notice to such revocation to the Secretary of Tribeworks, Inc. at 988 Market Street, 4th Floor, San Francisco, California 94102.

WHAT HAPPENS IF I CHOOSE NOT TO SUBMIT A PROXY OR TO VOTE?

If a stockholder does not submit a proxy or does not vote at the Annual Meeting, it will have the same effect as a vote against approval of the Reverse Stock Split, and will not be counted in the voting for approval of the election of the Board of Directors, approval of the Tribeworks, Inc., aaproval of 2004 Employee Stock Incentive Plan, and approval of the appointment of Tauber & Balser, P.C., as the company's auditors.

WHAT IS A "QUORUM"?

In order to carry on the business of the meeting, a quorum must be present. A quorum requires the presence, in person or by proxy, of the holders of at least fifty percent of the votes entitled to be cast at the meeting. Abstentions and broker non-votes are counted as present and entitled to vote for purposes of determining a quorum. A broker non-vote occurs when you fail to provide voting instructions to your broker for shares that your broker holds on your behalf in a nominee name, which is commonly referred to as holding your shares in "street name." Under those circumstances, your broker may be authorized to vote for you on some routine items but is prohibited from voting on other items. Those items for which your broker cannot vote result in broker non-votes. In order to assure that there is a quorum it may be necessary for certain officers, directors, regular employees and other representatives of the Company to solicit proxies by telephone or telegraph or in person. These person will receive no extra compensation for their services.

HOW MANY VOTES ARE REQUIRED TO APPROVE THE PROPOSALS?

If a quorum exists, the affirmative vote of a majority of the shares of common stock of Tribeworks, Inc., present at the meeting whether in person or by proxy, is necessary for approval of the election of the Board of Directors, approval of the Tribeworks, Inc., 2004 Employee Stock Incentive Plan, and approval of the appointment of Tauber & Balser, P.C., as the company's auditors.

The affirmative vote of a majority of the shares of common stock of Tribeworks is necessary for approval of the reverse stock split. For the purpose of the reverse stock split vote, if you vote to "abstain", your shares will have the same effect as if you voted against the split. Broker non-votes also will have the same effect as a vote against the Proposal. Accordingly, an abstention from voting or a broker non-vote on the such Proposal will have the same legal effect as a vote against the matters, even though the stockholder may interpret an abstention or broker non-vote differently.

WHO WILL TABULATE THE VOTES?

Persons appointed by the chairman of the Annual Meeting to act as inspectors of election for the Annual Meeting will tabulate the stockholder votes. The inspectors of election will count all shares represented and entitled to vote on the proposal, whether voted for or against the proposal, or abstaining from voting, as present and entitled to vote on the proposal.

WHO PAYS FOR THIS PROXY SOLICITATION?

The Board of Directors is soliciting your proxy. We will pay the expenses of soliciting proxies. We expect that legal and printing expenses will be our primary expenses in connection with the solicitation. In addition to solicitation by mail, our officers may solicit proxies in person or by telephone. We will also make arrangements with brokerage houses and other custodians, nominees and fiduciaries for forwarding solicitation materials to beneficial owners. We will reimburse these persons for their reasonable expenses. We have also retained the firm, Registrar and Transfer Company, to assist us in the solicitation of proxies.

AM I ENTITLED TO APPRAISAL OR DISSENTER'S RIGHTS?

No. Stockholders are not entitled to any dissenter's or appraisal rights.

WHERE CAN I FIND MORE INFORMATION ABOUT TRIBEWORKS?

Tribeworks, Inc. is subject to the reporting requirements of the Securities Exchange Act and is required to file reports, proxy statements and other information with the Securities and Exchange Commission. You may inspect and copy these reports, proxy statements and other information at the Public Reference Section of the Commission at Room 1024, 450 Fifth Street, N.W., Washington, D.C. 20549. Please call the Commission at 1-800-SEC-0330 for further information about the public reference rooms. You may also obtain copies of the reports, proxy statements and other information from the Public Reference Section of the Commission, Washington, D.C. 20549, at prescribed rates. The Commission maintains a world-wide web site on the Internet at http://www.sec.gov/ that contains reports, proxies, information statements, and registration statements and other information filed with the Commission through the EDGAR system.

Tribeworks, Inc. filed an annual report on Form 10-KSB with the Securities and Exchange Commission on March 30, 2004 and its Quarterly Report on Form 10-QSB for the three months ended March 31, June 30 and September 30, 2003 on May 15, August 14 and November 14, 2003, respectively. A copy of the Form 10-KSB report is being sent to stockholders along with the proxy material. Requests for additional materials should be made to the Secretary of the Tribeworks, Inc. at the address set forth below. The annual report is not incorporated into this proxy statement and is not considered proxy material.

If you want to contact Tribeworks, Inc. directly, you may do so at the following address:

                                Tribeworks, Inc.
                              Attn: Robert Davidorf
                             Chief Financial Officer
                          988 Market Street, 4th Floor
                             San Francisco, CA 94102
                                 (415) 674-5555

You should rely only on the information contained in this Proxy Statement to vote on the proposal. Tribeworks, Inc. has not authorized anyone to provide you with information that is different from what is contained in this Proxy Statement. This Proxy Statement is dated April 14, 2004. You should not assume that the information contained in this Proxy Statement is accurate as of any date other than this date. The mailing of this Proxy Statement to our stockholders will not create any implication to the contrary.

FORWARD-LOOKING STATEMENTS

When used in this Proxy Statement, the words "estimate," "project," "intend," "expect" and similar expressions are intended to identify forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this Proxy Statement. Actual results may differ materially from those contemplated in forward-looking statements and projections.

Other factors and assumptions were also involved in the derivation of these forward-looking statements, and the failure of such other assumptions to be realized, as well as other factors, may also cause actual results to differ materially from those projected. Tribeworks, Inc. assumes no obligation to update such forward-looking statements or any projections to reflect actual results, changes in assumptions or changes in other factors affecting such forward-looking statements, except to the extent necessary to make such statements and projections not misleading.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

The following table sets forth information as of March 30, 2004 regarding any person known to the Company to be the beneficial owner of more than five percent of any class of the Company's voting securities. Percentage of beneficial ownership is based upon 18,834,628 shares of our common stock outstanding as of March 30, 2004, plus warrants and options exercisable into common stock within 60 days of March 30, 2004 by the particular beneficial owner.



                            Name of              Amount and Nature of     Percent of
     Title of Class     Beneficial Owner         Beneficial Ownership     Class (1)
     ______________     ________________         ____________________     __________

         Common         Duncan J. Kennedy(2)          1,723,760              9.15%
         Common         Patrick Soquet(3)             3,480,668             18.48%
         Common         Gilbert Amar(4)               2,736,398             14.53%


(1) This table is based upon information supplied by principal stockholders. Except as shown otherwise in the table, the address of each stockholder listed is in care of Tribeworks, Inc. at 988 Market Street, 4th Floor, San Francisco, California 94102. Except as otherwise indicated in the footnotes of this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities.
(2) 90,000 shares of common stock subject to warrants and options exercisable within 60 days of March 30, 2004 are deemed outstanding for computing the percentage of the person or entity holding such special warrants, warrants and options but are not deemed outstanding for computing the percentage of any other person.
(3) All of the shares are owned of record by Keepsake, a Belgian entity owned by Mr. Soquet.
(4) 100,000 shares of common stock subject to warrants and options exercisable within 60 days of March 30, 2004 are deemed outstanding for computing the percentage of the person or entity holding such special warrants, warrants and options but are not deemed outstanding for computing the percentage of any other person.


DESCRIPTION OF TRIBEWORKS AND ITS CURRENT BUSINESS

Tribeworks provides tools for creating and delivering multimedia applications. We sell our software and generate revenues through two main distribution channels: the graphics software tools business and the enterprise application development business. Tools customers license our iShell(R) branded multimedia application authoring tools, iShell 3 or iShell Mobile, by purchasing the software via our online store at http://www.tribeworks.com/store or via telephone with one of our sales representatives. Many Tools customers choose to buy a membership, which includes an annual software license to iShell 3 combined with customer support and software upgrades.

Most of our Tools customers license our multimedia authoring tool iShell(R), which was introduced in January 1999. iShell is a cross-platform software product that allows developers to create multimedia applications in a variety of categories, including sales and business presentations, informational/catalog titles, training courses and modules for corporations and/or educational institutions, games, learning aids, enhanced CDs (audio CDs that also contain videos and other visual digital content), video yearbooks, recruitment presentations and more. Tools customers, usually graphics industry professionals who also use complementary graphics software products from other vendors, pay an annual membership fee to use our iShell software and supplemental products and services.

During 2003, we partnered with Kinoma, Inc. ("Kinoma") to create new products for the mobile software market, specifically targeting Palm OS devices. Kinoma makes Kinoma Player 2, which is a high-resolution, interactive movie player for handhelds running the Palm OS. To date we have developed two products in partnership with Kinoma that create Kinoma Player 2 content, iShell Mobile, an iShell-based application development tool, launched in October 2003, and Kinoma Media Album, a consumer multimedia management tool, to be launched during 2004. Kinoma receives a per unit royalty on sales iShell Mobile and Kinoma Media Album. In addition to building these two products together, we utilized Kinoma as a subcontractor on several Enterprise projects during 2003.

In our Enterprise business, most of our customers are large corporations that require development of custom multimedia tools or complex multimedia applications. Enterprise customers usually pay for professional engineering services performed by Tribeworks' employees and consultants. Certain Enterprise customers also license our software , usually for a fixed fee or on a per unit basis.

As of December 31, 2003, hundreds of companies in twenty countries have delivered applications based on our technology at some of world's largest organizations and most respected educational institutions including: Apple Computer, AMD, 3Com, Pioneer Electronics, Morgan Stanley Dean Witter, Burger King, Tower Records, Airbus, United Airlines, Nike, Nokia, the US Navy, New York University, UCLA, Michigan State, CalTech, The University of Iowa, Brigham Young University, The University of Hong Kong, and The Canadian Film Center.

We incorporated in California in August 1998 as California Tribeworks. On November 2, 1999, we entered into a transaction with Pan World Corporation, a publicly traded Nevada corporation (Pan World), whereby Pan World agreed to provide financing in connection with the merger of a newly formed subsidiary of Pan World into California Tribeworks (the Recapitalization). Prior to the Recapitalization, Pan World never had any material operations. As a result of the Recapitalization, shareholders of California Tribeworks exchanged all their shares in California Tribeworks for Pan World common stock. Subsequent to the Recapitalization, we reincorporated in Delaware as Tribeworks, Inc. We opened a wholly owned subsidiary in Japan (Tribeworks Japan) in August 2000, which engages in sales and professional services activities primarily in our Enterprise application development business.

We are currently a fully reporting registered company, and our stock is traded on the OTC Bulletin Board under the symbol TRWX.

A more complete description of our business and its recent activities can be found in Tribeworks, Inc.'s Securities and Exchange Commission filings described on page 3. Our principal executive offices are located at 988 Market Street, 4th Floor, San Francisco, California 94102.

INFORMATION CONCERNING  DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth the name, age and occupation of each person who served as a director and/or executive officer in 2003. It also provides certain information as of March 30, 2004, regarding the number and percentage of shares of Common Stock of the Company or any of its parents or subsidiaries beneficially owned (as such term is defined in Rule 13d-3 under the Exchange
Act) by each director, each of the named executive officers and directors and executive officers as a group:



                  Name                   Age     Number of Shares Held     Percent of Class(1)
____________________________________     ___     _____________________     ___________________

Duncan J. Kennedy (2)                    39            1,723,760                  9.15%
Robert C. Davidorf (2)                   35              820,100                  4.35%
Patrick Soquet (3)                       42            3,480,668                 18.48%
William R. Woodward (4)                  44              687,500                  3.65%
All Directors and Executive Officers                                             35.63%



(1) Unless otherwise noted, the address of each of the named directors, officers and individuals is: c/o Tribeworks, Inc., 988 Market Street, 4th Floor, San Francisco, CA 94102.
(2) Shares of common stock subject to warrants and options exercisable within 60 days of March 30, 2004 are deemed outstanding for computing the percentage of the person or entity holding such special warrants, warrants and options but are not deemed outstanding for computing the percentage of any other person. Percentage of beneficial ownership is based upon 18,834,628 shares of our common stock outstanding as of March 30, 2004, plus warrants and options exercisable into common stock within 60 days of March 30, 2004.
(3) All of the shares are owned of record by Keepsake, a Belgian entity owned by Mr. Soquet.
(4) On March 30, 2004, Mr. Woodward resigned from the Tribeworks Board of Directors.



BUSINESS EXPERIENCE

DUNCAN KENNEDY, President, Chief Executive Officer, and Director. Mr. Kennedy is a co-founder of Tribeworks and has served as President, Chief Executive Officer and Director since our inception in August 1998. From December 1997 to July 1998, Mr. Kennedy served as Senior Vice President of business development at Mjuice.com, a distributor of syndicated digital music. From March 1997 to November 1997, Mr. Kennedy was Senior Vice President, Business Development at MYCD, a distributor of digital music. From January 1990 to February 1997, Mr. Kennedy worked at Apple Computer, Inc. where he held various positions, the most recent of which was Senior Manager. Mr. Kennedy holds a B.S. from the University of British Columbia.

ROBERT C. DAVIDORF, Chief Financial Officer, and Director. Mr. Davidorf joined Tribeworks in January 2001 as CFO, and served as a Director since August 2001. Mr. Davidorf most recently served as General Manager of the San Francisco office for Los Angeles-based ARTISTdirect, Inc., where he oversaw the group responsible for the Company's digital music distribution efforts. Prior to ARTISTdirect, Mr. Davidorf founded Mjuice.com, an Internet technology company focusing on the secure delivery of MP3 music files, which was later sold to ARTISTdirect. At Mjuice.com, Mr. Davidorf served as the CFO and was a member of the Board of Directors. Before founding Mjuice.com, Davidorf served as Controller and interim-CFO of Oceania, Inc. and prior to that was a Consultant for the Corporate Finance, Recovery & Disputes division of Price Waterhouse, LLP. Mr. Davidorf holds a B.S. in Economics, magna cum laude, from The University of Pennsylvania and is a Certified Public Accountant.

PATRICK SOQUET, Director. Mr. Soquet is a co-founder of Tribeworks and has served as Director since our inception in August 1998. From February 1998 through July 1998, Mr. Soquet was self-employed as a software developer. From January 1990 to January 1998, Mr. Soquet served as consultant to Arborescence, a French software development company, and Havas Interactive, a European software company. Mr. Soquet holds a Masters Degree from the ENSAV de La Cambre in Belgium.

WILLIAM R. WOODWARD, Director. Mr. Woodward has served as a Director of Tribeworks since September 2000. Mr. Woodward resigned as a Director from Tribeworks on March 30, 2004. He is currently the Managing Director and founder of Anthem Venture Partners. Prior to Anthem, Mr. Woodward was a Managing Director of Avalon Investments, a $100 million early-stage technology venture capital firm. At Avalon, Bill was the lead partner in the Los Angeles office. Mr. Woodward was also the founder and chairman of San Francisco-based Pulse Entertainment, a 3D animation engine and tools company, was a founder board member of Launch Media, a leading Internet music publisher that was acquired by Yahoo! Inc., and a founder of Paracomp, which merged with Macromind in 1991 to form what is now known as Macromedia.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file certain reports regarding ownership of, and transactions in, the Company's securities with the Securities and Exchange Commission (the "SEC"). Such officers, directors and 10% stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms that they file.

Based solely on its review of copies of Forms 3 and 4 and amendments thereto furnished to the Company pursuant to Rule 16(a) - (e) and Forms 5 and amendments thereto furnished to the Company with respect to the last fiscal year, and any written representations referred to in Item 405(b)(2)(i) of Regulation S-B stating that no Forms 5 were applicable to the Company's officers, directors and 10% stockholders were complied with.

EXECUTIVE COMPENSATION

DIRECTOR COMPENSATION

Directors do not receive any compensation for their services as members of the Board of Directors, although this is subject to change during 2004. Directors are reimbursed for expenses in connection with attendance at Board of Directors and committee meetings. Directors are eligible to participate as optionees under our compensatory equity plans. During 2002, we also issued 400,000 shares of our common stock to former director William R. Woodward, who provided us services valued at $40,000 outside the scope of his directorship. These shares were issued pursuant to our 2001 Stock Plan.

EXECUTIVE COMPENSATION

The following table provides certain summary information concerning compensation of our Chief Executive Officer. No other executive officer received annual salary and bonus in excess of $100,000 for the year ended December 31, 2003.




                                        ANNUAL COMPENSATION                      LONG TERM COMPENSATION
                                  _______________________________   __________________________________________________
                                                                              AWARDS                  PAYOUTS
                                                                    _________________________   ______________________
                                                         Other      Restricted                            All Other
                                                        Annual         Stock      Securities    LTIP      Compensation
Name and Principal                Salary   Bonus     Compensation     Awards      Underlying     Payout      ($)
Position                  Year     ($)       ($)          ($)           ($)      Options/SARs     ($)
                                                            -
______________________________________________________________________________________________________________________

Duncan J. Kennedy,
Chief Executive           2003   127,449      0            0             0             0           0          0
Officer, President and    2002    55,335      0            0             0             0           0          0
Director                  2001    69,123      0            0             0          325,000        0          0
______________________________________________________________________________________________________________________


OPTION GRANTS IN LAST FISCAL YEAR

There were no grants of stock options or warrants to any of the executive officers named in the compensation table above during fiscal year 2003.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION
VALUES

The following table sets forth information concerning option and warrant exercises in 2003 and exercisable and unexercisable stock options and warrants held by the executive officers named in the summary compensation table at December 31, 2003. The value of unexercised in-the-money options and warrants is based on a value of $0.08 per share, the fair market value of our common stock as of December 31, 2003, as determined by our board of directors minus the actual per share exercise prices, multiplied by the number of shares underlying the option or warrant. All options and warrants were granted under the 1999 Stock Option Plan or the Tribeworks, Inc. 2001 Stock Plan.


                                                        NUMBER OF SECURITIES              VALUE OF UNEXERCISED
                                                       UNDERLYING UNEXERCISED            IN-THE-MONEY OPTIONS AT
                          SHARES                             OPTIONS AT                          F-Y END
                          ACQUIRED      VALUE                  F-Y END                             ($)
NAME AND PRINCIPAL          ON         REALIZED     _____________________________     _____________________________
POSITION                  EXERCISE       ($)        EXERCISABLE     UNEXERCISABLE     EXERCISABLE     UNEXERCISABLE
_____________________     ________     ________     ___________     _____________     ___________     _____________

Duncan Kennedy, Chief        --           --          90,000             --             $1,800             --
Executive Officer,
President and
Director



CHANGE IN CONTROL ARRANGEMENTS

Upon consummation of the Recapitalization, each of Duncan Kennedy, Gilbert Amar and Keepsake exchanged their shares of California Tribeworks common stock for shares of our common stock pursuant to Restricted Stock Purchase Agreements. Each of these agreements provided for Company's repurchase rights of the shares upon termination of each of these person's employment. Duncan Kennedy received 2,022,759 shares of common stock; we had the right to repurchase 500,000 as of the consummation of the Recapitalization. Gilbert Amar received 3,034,037 shares of our common stock; we had the right to repurchase 750,000 of those shares as of the consummation of the Recapitalization. Keepsake received 3,034,037 shares of common stock; we had the right to repurchase 750,000 of those shares as of the consummation of the Recapitalization. Each of these agreements provided that upon a change of control, the expiration of certain milestones, or by a resolution of the Board of Directors, the lapsing of the repurchase right will be accelerated such that our repurchase right with respect to 100% of the common stock would lapse. On June 17, 2002, the Board of Directors resolved to eliminate the Company's repurchase rights for these shares and return the shares to each of Duncan Kennedy, Gilbert Amar and Keepsake.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

During 2002, we issued 400,000 shares of our common stock to former director William R. Woodward, who provided us services valued at $40,000 outside the scope of his directorship. These shares were issued pursuant to our 2001 Tribeworks, Inc. Stock Plan.

On August 21, 2001 we retained the services of the investor relations firm, de Jong & Associates ("de Jong"), for a period of one year. As compensation for services rendered, the firm has received 200,000 shares of our restricted common stock. We have also granted to the firm a warrant to purchase an additional 300,000 shares of our common stock, subject to the firm's ability to meet certain milestones. The warrant exercise price is $0.10 per share. On May 31, 2002, de Jong transferred all of the shares back to us and we cancelled all of the warrants pursuant to the cessation of consulting services by de Jong.

As of the date of this Proxy Statement the Company has not entered into any contractual arrangements with related parties. There is not any other currently proposed transaction, or series of the same, to which the Company is a party, in which the amount involved exceeds $60,000 and in which, to the knowledge of the Company, any director, executive officer, nominee, 5% Shareholder or any member of the immediate family of the foregoing persons, have or will have a direct or indirect material interest.

BOARD COMMITTEES

As of the date of this Proxy Statement the Company has not appointed members to an Audit, Nominating or Compensation Committees. As of the date of this Proxy Statement no Audit, Nominating or Compensation Committee exists. Therefore, the role of an Audit, Nominating and Compensation Committees have been conducted by the Board of Directors of the Company.

AUDITOR FEES

Tauber & Balser, P.C. billed the Company the following fees for services provided during the years ended December 31, 2003 and 2002:

                                  FEES FOR THE YEAR ENDED
                              _______________________________
                              DECEMBER 31,       DECEMBER 31,
(IN THOUSANDS)                    2003               2002
                              ____________       ____________

Audit fees (1)                  $ 34,000           $ 33,795
Audit-related fees (2)               575                  -
Tax fees (3)                       2,720              5,958
All other fees (4)                 1,325                  -
                                ________           ________
  Total fees for services       $ 38,620           $ 39,753
                                ========           ========

(1) Audit fees are the fees billed for professional services rendered for the audit of our annual financial statements and reviews of quarterly financial statements. This category also includes fees for statutory audits required domestically and internationally, comfort letters, consents, assistance with and review of documents filed with the SEC, attest services, work done by tax professionals in connection with the audit or quarterly reviews, and accounting consultations and research work necessary to comply with generally accepted auditing standards.
(2) Audit Related fees are the fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit or review and are not reported as audit fees.
(3) Tax fees are the fees billed for professional services rendered for tax compliance, tax advice and tax planning, except those provided in connection with the audit or quarterly reviews.
(4)  All other fees include fees billed for professional services not covered by
     (1) through (3) above.

The Board of Directors, acting as the Audit Committee, pre-approves all audit and permitted non-audit services (including the fees and terms thereof) to be performed for the Company by its independent auditor.

CODE OF ETHICS AND BUSINESS CONDUCT

The Company has adopted a code of ethics that applies to our Chief Executive Officer, Advisory Team Members, Senior Financial Officers, including the Controller and other persons performing similar functions, and all other management. This code of ethics is posted on our website, located at www.tribeworks.com/ethics.asp. We intend to satisfy the disclosure requirement under Item 10 of Form 8-K regarding an amendment to, or waiver from, a provision of this code of ethics by posting such information on our website, at the address specified above. Information contained in our website, whether currently posted or posted in the future, is not part of this document or the documents incorporated by reference in this document.

INTEREST OF CERTAIN PERSONS IN OR OPPOSITION TO MATTERS TO BE ACTED UPON

With the exception of the current directors and officers of the Company, and as of the date of this Proxy Statement, there are no persons identified by management of the Company who have an interest in the matters to be acted upon nor who are in opposition to the matters to be acted upon.

As of the date of this Proxy Statement there are no persons who have been a director or officer of the Company since the beginning of the last fiscal year, or are currently a director or officer of the Company, that oppose any action to be taken by the Company, except that William R. Woodward, who resigned as a director on March 30, 2004, voted against the Reverse Stock Split at a meeting of the Board of Directors.

There are no material proceeding to which a director or officer is a party adverse to the Registrant or any of its subsidiaries or has a material adverse interest to the Registrant or any of its subsidiaries.

                                   PROPOSAL I

                APPROVAL OF A REVERSE STOCK SPLIT OF ONE-FOR-FOUR
         OF THE COMPANY'S ISSUED AND OUTSTANDING SHARES OF COMMON STOCK

The Board of Directors of the Company, at a previous meeting, authorized and approved, subject to stockholder approval, a Reverse Stock Split of up to one-for-four of the Company's issued and outstanding shares of common stock. William R. Woodward, who resigned as a director on March 30, 2004, voted against the Reverse Stock Split at the meeting. All other members of the Board of Directors voted in favor of the Reverse Stock Split.

Mr. Woodward's objections to the Reverse Stock Split were disclosed during two meetings of the Board of Directors and in his resignation letter. Mr. Woodward's objections were based on his belief that the Reverse Stock Split and any financing or investor relations' activities that might follow would distract the Company from its core business of making superior software products for the mobile marketplace. Mr. Woodward believed that any shareholder value created by the Reverse Stock Split would not be sustainable over a period of time. The other three members of the Board of Directors believe that the Company can continue to bring quality products to market, both in the mobile marketplace and in the other markets that the Company currently operates, and further believe that the this proposal will not distract the Company from doing so. In addition, the other three members believe that the Reverse Stock Split will improve the Company's ability to raise additional capital needed for the development and marketing of its products.

The Company's Certificate of Incorporation states that any action required or permitted to be taken by the stockholders of the Company must be effected at a duly called annual or special meeting of the stockholders. Therefore, the Board of Directors has directed the filing of the Proxy Statement and the Annual Meeting of the Stockholders.

The Board of Directors approved the Reverse Stock Split based upon its judgment that the Reverse Stock Split was in the best interests of the Company and its stockholders, and that the Reverse Stock Split would result in the greatest marketability and liquidity of the Company's Common Stock. Effectuation of the Reverse Stock Split would reduce the number of issued and outstanding shares of Common Stock from an aggregate of 18,834,628 shares as of April 14, 2004 to approximately 4,708,657 shares of Common Stock issued and outstanding. The Common Stock is currently listed for trading on the OTC Bulletin Board under the symbol "TRWX".

The Board of Directors believes that the Reverse Stock Split is in the Company's best interest, principally to be able position the company to raise equity financing. In addition, the resulting reduction in the number of issued and outstanding shares of Common Stock will provide the Company with additional authorized but unissued shares which could be utilized for future acquisitions or mergers or to otherwise carry out the Company's business objectives. In January 2004, the Company hired an employee to assist in financing activities, increase investor awareness, and to assist in the sales and marketing of its products and services. At this time, there are no definitive financing plans, but the Company intends to pursue financing after the Annual Meeting, likely through non-brokered private placements.

Although the Reverse Stock Split may increase the market price of the Common Stock, no such increase can be assured or calculated. The market price of the Common Stock may not rise in proportion to the reduction in the number of shares outstanding as a result of the Reverse Stock Split, nor can there by any assurance that the Reverse Stock Split will lead to a sustained increase in the market price of the Common Stock. In fact, there is a chance that the market price may decrease after the Reverse Stock Split. The market price of the Common Stock may also change as a result of other unrelated factors, including the Company's operating performance and other factors related to its business as well as general market conditions.

Another potential benefit of the Reverse Stock Split would be a potential reduction in the transaction costs associated with trading in the Common Stock. In most cases, trading costs include both "brokers" trading commissions and the "indirect cost" of "dealer markup" - that is, the difference between the buying and selling prices of dealers in a given stock.

Further, the Board of Directors believes that the reduction in the number of shares of Common Stock outstanding, without any corresponding material alteration in the economic composition of the Company or relative interests of the stockholders could enhance the public and institutional perception of the Company's Common Stock and thus generate investor interest.

The Reverse Stock Split will affect all of the holders of the Company's Common Stock uniformly and will not affect any stockholder's percentage ownership interest in the Company or proportionate voting power, except for insignificant changes that will result from the rounding of fractional shares either up or down.

The Reverse Stock Split of the Common Stock is expected to become effective on or about May 27, 2004 (the "Effective Date"). Upon the Effective Date, the Company will notify the National Association of Securities Dealers, requesting that the split be made effective on the Effective Date. The Reverse Stock Split will take place on the Effective Date without any action on the part of the holders of the Common Stock and without regard to current certificates representing shares of Common Stock and without regard to current certificates representing shares of Common Stock being physically surrendered for certificates representing the number of shares of Common Stock each shareholder is entitled to receive as a result of the Reverse Stock Split. New certificates of Common Stock will not be issued.

No fractional shares will be issued in connection with the Reverse Stock Split. Stockholders who would otherwise be entitled to receive fractional shares because they hold a number of shares of Common Stock that is not evenly divisible by 4 will have the number of new shares to which they are entitled rounded to the nearest whole number of shares. The number of new shares will be rounded up if the fractional share is equal to or greater than 0.5 and rounded down if the fraction is less than 0.5. No stockholders will receive cash in lieu of fractional shares. The Company does not believe that any stockholders will be eliminated because of the Reverse Stock Split, because the Company is not aware of any shareholders that hold less than 4 shares of our common stock, and further, due to the low trading price of the Company's common stock over the past several years, the Company does not believe that any shareholders hold less than 4 shares of its common stock.


The Company cannot predict whether the Reverse Stock Split will increase the market price for the Common Stock. The history of similar stock split combinations for companies in like circumstances is varied. There can be no assurance that:

     o the market price per share of the Common Stock after the Reverse Stock Split will rise in proportion to the reduction in the number of shares of the Common Stock outstanding before the Reverse Stock Split;

     o the Reverse Stock Split will not adversely impact the market price of the Common Stock as a result of negative investor opinion;

     o the Reverse Stock Split will result in a per share price that will attract brokers and investors who do not trade in lower priced shares;

     o the Reverse Stock Split will result in a per share price that will increase the Company's ability to attract and retain employees and other service providers.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

The following summary of certain material income tax consequences of the Reverse Stock Split does not purport to be a complete discussion of all of the possible federal income tax consequences and is included for general information only. Further, it does not address any state, local, foreign or other income tax consequences, nor does it address the tax consequences to shareholders that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the United States federal income tax laws as of the date of this Proxy Statement. Such laws are subject to change retroactively as well as prospectively. This summary also assumes that the shares of Common Stock are held as "capital assets," as defined in the Internal Revenue Code of 1986, as amended. The tax treatment of a stockholder may vary depending on the facts and circumstances of such stockholder.

EACH HOLDER OF COMMON STOCK OF THE COMPANY IS URGED TO CONSULT WITH SUCH STOCKHOLDER'S OWN TAX ADVISER WITH RESPECT TO THE TAX CONSEQUENCES OF THE REVERSE STOCK SPLIT, INCLUDING THE APPLICATION AND EFFECT OF THE LAWS OF ANY STATE, MUNICIPAL, FOREIGN OR OTHER TAXING JURISDICTION APPLICABLE TO THEM.

No gain or loss should be recognized by a stockholder as a result of the Reverse Stock Split. The aggregate tax basis of the shares received in the Reverse Stock Split will be the same as the stockholder's aggregate tax basis in the shares exchanged. The stockholder's holding period for the shares received in the Reverse Stock Split will include the period during which the stockholder held the shares surrendered as a result of the Reverse Stock Split. The Company's views regarding the tax consequences of the Reverse Stock Split are not binding upon the Internal Revenue Service or the courts, and there is no assurance that the Internal Revenue Service or the courts would accept the positions expressed above. The state and local tax consequences of the Reverse Stock Split may vary significantly as to each stockholder, depending on the state in which such stockholder resides.

Based upon review of a wide variety of factors considered in connection with its evaluation of the Reverse Stock Split, the Board of Directors of the Company believes that it would be in the best interests of the Company and its stockholders to approve the Reverse Stock Split and in connection with the Reverse Stock Split, to approve a Certificate of Amendment to the Tribeworks, Inc. Certificate of Incorporation (the "Amendment"), substantially in the form attached hereto as Exhibit A. Approval of this proposal requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to notice of, and to vote at, the Annual Meeting of stockholders.

The Board of Directors recommends a vote "FOR" the approval of the Reverse Stock Split.

                                   PROPOSAL II
                       ELECTION OF THE BOARD OF DIRECTORS

At the meeting, three (3) Directors are to be elected who shall hold office until the next Annual Meeting of Shareholders and until their respective successors shall have been elected and qualified.

The Proxies appointed in the accompanying Proxy intend to vote, unless directed to the contrary therein, in their discretion, for the election to the Board of Directors of the three persons named below, all of whom management believes are willing to serve the Company in such capacity. However, if any nominee at the time of election is unable or unwilling to serve, or is otherwise unavailable for election, such that substitute nominees are designated, the Proxies in their discretion intend to vote for all or a lesser number of such other nominees.

The nominees for Directors, together with certain information with respect to them, are as follows:

        Duncan J. Kennedy
        Robert C. Davidorf
        Patrick Soquet

During the year ended December 31, 2003 there was one (1) meeting either in person or by unanimous consent of the Board of Directors. Each Director was in attendance at the meeting.

On March 30, 2004, Mr. Woodward resigned from the Tribeworks Board of Directors, therefore he is not included as a nominee. His intent to resign surfaced during a special meeting of the Board of Directors held on March 24, 2004, during which Mr. Woodward voted against the Reverse Stock Split, for reasons discussed in PROPOSAL I above. At that meeting, Mr. Woodward also indicated that he wished to be excluded from the roster of director nominees for the Annual Meeting because he no longer wished to serve as a director. However, it was explained to Mr. Woodward that in order to ensure that he no longer serve as a Board member, he should resign from the Board of Directors prior to the filing of the Proxy Statement. He tendered his resignation letter soon thereafter. The letter cited philosophical differences with the other Board members regarding the Reverse Stock Split as his reason for resignation.


None of the Directors is also a director of any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to
Section 15(d) of the Act, or of any company registered under the Investment Company Act of 1940.

No Director, or person nominated to become a Director or Executive Officer, has been involved in any legal action involving the Company during the past five years.

The Board of Directors recommends a vote "FOR" the approval of the aforementioned Directors.

                                  PROPOSAL III

               APPROVAL OF THE 2004 EMPLOYEE STOCK INCENTIVE PLAN

The purpose of the 2004 Employee Stock Incentive Plan ("2004 Plan"), is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company by offering them an opportunity to participate in the Company's future performance through awards of options, restricted stock and stock bonuses. The 2004 Plan, attached hereto as Exhibit B, is administered by the Board of Directors of the Company, which shall determine: (i) the persons to be granted options; (ii) the fair market value of the Common Stock for purposes of determining exercise price of the options; (iii) the number of shares subject to each award and (iv) the terms and conditions of any award including the vesting period.

The 2004 Plan provides authorization to the Board of Directors to grant Stock Options and Stock Purchase Rights (an "Award") to purchase a total number of shares of Common Stock of the Company. The number of shares of Common Stock issuable pursuant to the 2004 Plan will be 25% of the shares of common stock outstanding of Tribeworks, Inc., as determined from time to time. At the time an Award is granted under the 2004 Plan, the Board of Directors shall fix and determine the exercise price at which shares of Common Stock of the Company may be acquired. As of the date of this Agreement, 25% of the outstanding common stock would be 4,708,657 shares of common stock, or 1,177,164 shares, on a post Reverse Stock Split basis.

Options defined by federal tax laws as "incentive stock options" or "ISOs" may be issued only to employees under the 2004 Plan. All other Awards may be granted to employees, officers, directors, consultants, independent contractors and advisors of the Company, so long as they render bona fide services not in connection with the ofer and sale of securities in a capital-raising transaction.

The exercise price of an option will be determined by the Board when the option is granted and may not be less than 85% of the fair market value of the shares on the date of grant; provided that: (a) the exercise price of an ISO will not be less than 100% of the fair market value of the shares on the date of grant; and (b) the exercise price of any ISO granted to a ten percent stockholder will not be less than 110% of the fair market value of the shares on the date of grant.

Options may be exercisable within the times or upon the events determined by the Plan Administrator provided that no option will be exercisable after the expiration of ten years from the date the option was granted. If a participant's service is terminated for any reason except death or disability, then the participant may exercise such participant's options only to the extent that such options would have been exercisable upon the termination date no later than three (3) months after the termination date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Board of Directors, with any exercise beyond three (3) months after the termination date deemed to be an NQSO), but in any event, no later than the expiration date of the options.

Awards granted under the 2004 Plan, and any interest therein, will not be transferable or assignable by Participant, and may not be made subject to execution, attachment or similar process, other than by will or by the laws of descent and distribution. During the lifetime of the Participant an Award will be exercisable only by the participant.

Based upon review of a wide variety of factors considered in connection with its evaluation of the provisions and terms of the 2004 Plan, the Board of Directors of the Company believes that it would be in the best interests of the Company and its stockholders to approve the 2004 Plan. Approval of the 2004 Plan requires the affirmative vote of the holders of a majority of the outstanding shares of Common Stock present either in person or in proxy at, the Annual Meeting.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

The following summary of certain material income tax consequences under 2004 Plan does not purport to be a complete discussion of all of the possible federal income tax consequences and is included for general information only. Further, it does not address any state, local, foreign or other income tax consequences, nor does it address the tax consequences to grantees that are subject to special tax rules, such as banks, insurance companies, regulated investment companies, personal holding companies, foreign entities, nonresident alien individuals, broker-dealers and tax-exempt entities. The discussion is based on the United States federal income tax laws as of the date of this Proxy Statement. Such laws are subject to change retroactively as well as prospectively. EACH HOLDER OF COMMON STOCK OF THE COMPANY IS URGED TO CONSULT WITH SUCH STOCKHOLDER'S OWN TAX ADVISER WITH RESPECT TO THE TAX CONSEQUENCES FROM THE GRANT OF ANY AWARD UNDER THE 2004 PLAN, INCLUDING THE APPLICATION AND EFFECT OF THE LAWS OF ANY STATE, MUNICIPAL, FOREIGN OR OTHER TAXING JURISDICTION APPLICABLE TO THEM.

Under current provisions of the Code, the federal income tax treatment of ISOs and non-qualified stock options is different. With regard to incentive stock options, an optionee who meets certain holding period requirements will not recognize taxable income at the time the option is granted or at the time the option is exercised (although the exercise is an adjustment item for alternative minimum tax purposes and may subject the optionee to alternative minimum tax), and a federal income tax deduction generally will not be available to the Company as a result of such grant or exercise. With respect to nonqualified stock options, the difference between the fair market value on the date of exercise and the option exercise price generally will be treated as taxable compensation income to the optionee upon exercise, and the Company will be entitled to a deduction in the amount of such taxable income recognized by the optionee.

The above description of tax consequences under federal law of the Code is necessarily general in nature and does not purport to be complete. Moreover, statutory provisions are subject to change, as are their interpretations, and their application may vary in individual circumstances.

The Board of Directors recommends a vote "FOR" the approval of the 2004 Plan.

                                   PROPOSAL IV
                             APPOINTMENT OF AUDITORS

The management of the Company intends to nominate Tauber & Balser P.C., for appointment as auditors of the Company. Forms of proxy given pursuant to the solicitation by management of the Company will, on any poll, be voted as directed and, if there is no direction, for the appointment of Tauber & Balser P.C., as auditors of the Company to hold office until the close of the next Annual Meeting of the Company, at a remuneration to be fixed by the directors. Tauber & Balser P.C., was initially appointed as the Company's auditors on March 9, 2001.

Representatives of Tauber & Balser P.C. are not expected to be present at the Annual Meeting. However, if they wish to attend, they will have an opportunity to make a statement if they desire to do so. .

The Board of Directors recommends a vote "FOR" the approval of the Tauber & Balser, P.C.


                          TRANSACTION OF OTHER BUSINESS

At the date of this Proxy Statement, the only business which the Board of Directors intends to present or knows that others will present at the meeting is as set forth above. If any other matter or matters are properly brought before the meeting, or any adjournment thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their best judgment.

    Your cooperation in giving this matter your immediate attention and returning your proxies will be appreciated.

                                           By Order of the Board of Directors


                                           /s/ DUNCAN J. KENNEDY
                                           _____________________________________
                                           Duncan J. Kennedy
                                           President and Chief Executive Officer


Dated: April 14, 2004

EXHIBIT A


                                     FORM OF
                           CERTIFICATE OF AMENDMENT TO
              THE CERTIFICATE OF INCORPORATION OF TRIBEWORKS, INC.

                                    * * * * *

Pursuant to Section 242 of the General Corporation Law of the State of Delaware

         Tribeworks, Inc. (the "Company"), a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:

         A. The name of the Corporation is Tribeworks, Inc. and the original Certificate of Incorporation was filed with the Secretary of State of Delaware on December 20, 1999.

         B. Simultaneously with the effective date of the filing of this amendment to the Certificate of Incorporation (the "Split Effective Date"), each four shares of common stock, par value $.0001 per share, of the Corporation issued and outstanding or held as treasury shares immediately prior to the Split Effective Date (the "Old Common Stock") shall automatically without any action on part of the holder thereof, be reclassified and changed into one share of common stock, par value $.0004 per share, which the Corporation shall be authorized to issue immediately subsequent to the Split Effective Date (the "New Common Stock"). Each holder of a certificate or certificates which immediately prior to the Split Effective Date represented outstanding shares of Old Common Stock (the "Old Certificates") shall, from and after the Split Effective Date, be entitled to receive upon surrender of such Old Certificates to the Corporation's transfer agent for cancellation, a certificate or certificates (the "New Certificates") representing the shares of New Common Stock into which the shares of Old Common Stock formerly represented by such Old Certificates so surrendered are reclassified under the terms hereof. No fractional shares of New Common Stock of the Corporation shall be issued. No stockholder of the Corporation shall transfer any fractional shares of Common Stock of the Corporation. The Corporation shall not recognize on its stock record books any purported transfer of any fractional share of Common Stock of the Corporation. Instead, any fractional shares shall be rounded up to the nearest whole share.

         C. The following amendment to the Certificate of Incorporation, (the "Amended Certificate") of the Corporation has been duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware:

         1. Article IV of the Amended Certificate is hereby deleted and replaced in its entirety with the following:

                  "The Corporation is authorized to issue two classes of stock to be designated common stock ("Common Stock") and preferred stock ("Preferred Stock"). The number of shares of Common Stock authorized to be issued is Two Hundred Million (200,000,000), par value $.0004 per share, and the number of shares of Preferred Stock authorized to be issued is Ten Million (10,000,000), par value $.0004 per share.

                   The board of directors is authorized, subject to any limitations prescribed by law, to provide for the issuance of shares of Preferred Stock in series, and by filing a certificate pursuant to the applicable law of the State of Delaware (such certificate being hereinafter referred to as a "Preferred Stock Designation"), to establish from time to time the number of shares to be included in each such series, and to fix the designation, powers, preferences, and rights of the shares of each such series and any qualifications, limitations or restrictions thereof. The number of authorized shares of Preferred Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the Common Stock, without a vote of the holders of the Preferred Stock, or of any series thereof, unless a vote of any such holders is required pursuant to the terms of any Preferred Stock Designation."

IN WITNESS WHEREOF, this Certificate of Amendment of the Certificate of Incorporation, which amends certain provisions of the Certificate of Incorporation of the Corporation, having been duly adopted in accordance with
Section 242 of the Delaware General Corporation Law, has been duly executed by its President, this __day of _____, 2004.


                                            By:_________________________________
                                                    Duncan J. Kennedy, President

EXHIBIT B


                                TRIBEWORKS, INC.
                       2004 EMPLOYEE STOCK INCENTIVE PLAN
                            As Adopted March 24, 2004

1.       PURPOSE.

         The purpose of this Plan is to provide incentives to attract, retain and motivate eligible persons whose present and potential contributions are important to the success of the Company, its Parent and Subsidiaries, by offering them an opportunity to participate in the Company's future performance through awards of Options, Restricted Stock and Stock Bonuses. Capitalized terms not defined in the text are defined in Section 2.

2.       DEFINITIONS.

         As used in this Plan, the following terms will have the following meanings:

         "AWARD" means any award under this Plan, including any Option, Restricted Stock or Stock Bonus.

         "AWARD AGREEMENT" means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

         "BOARD" means the Board of Directors of the Company.

         "CAUSE" means any cause, as defined by applicable law, for the termination of a Participant's employment with the Company or a Parent or Subsidiary of the Company.

         "CODE" means the Internal Revenue Code of 1986, as amended.

         "COMPANY" means Tribeworks, Inc., a Delaware corporation, or any successor corporation.

         "DISABILITY" means a disability, whether temporary or permanent, partial or total, as determined by the Board.

         "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

         "EXERCISE PRICE" means the price at which a holder of an Option may purchase the Shares issuable upon exercise of the Option.

         "FAIR MARKET VALUE" means, as of any date, the value of a share of the Company's Common Stock determined as follows:

                  (a) if such Common Stock is publicly traded and is then listed on a national securities exchange, its closing price on the date of determination on the principal national securities exchange on which the Common Stock is listed or admitted to trading as reported in The Wall Street Journal;

                  (b) if such Common Stock is quoted on the NASDAQ National Market, its closing price on the NASDAQ National Market on the date of determination as reported in The Wall Street Journal;

                  (c) if such Common Stock is publicly traded but is not listed or admitted to trading on a national securities exchange, the average of the closing bid and asked prices on the date of determination as reported by Bloomberg, L.P.;

                  (d) in the case of an Award made on the Effective Date, the price per share at which shares of the Company's Common Stock are initially offered for sale to the public by the Company's underwriters in the initial public offering of the Company's Common Stock pursuant to a registration statement filed with the SEC under the Securities Act; or

                  (e) if none of the foregoing is applicable, by the Board in good faith.

         "INSIDER" means an officer or director of the Company or any other person whose transactions in the Company's Common Stock are subject to Section 16 of the Exchange Act.

         "OPTION" means an award of an option to purchase Shares pursuant to
Section 6.

         "PARENT" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of such corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         "PARTICIPANT" means a person who receives an Award under this Plan.

         "PERFORMANCE FACTORS" means the factors selected by the Board, in its sole and absolute discretion, from among the following measures to determine whether the performance goals applicable to Awards have been satisfied:

                  (a)      Net revenue and/or net revenue growth;

                  (b) Earnings before income taxes and amortization and/or earnings before income taxes and amortization growth;

                  (c)      Operating income and/or operating income growth;

                  (d)      Net income and/or net income growth;

                  (e)      Earnings per share and/or earnings per share growth;

                  (f) Total stockholder return and/or total stockholder return growth;

                  (g)      Return on equity;

                  (h)      Operating cash flow return on income;

                  (i)      Adjusted operating cash flow return on income;

                  (j)      Economic value added; and

                  (k)      Individual confidential business objectives.

         "PERFORMANCE PERIOD" means the period of service determined by the Board, not to exceed five years, during which years of service or performance is to be measured for Restricted Stock Awards or Stock Bonuses.

         "PLAN" means this Tribeworks, Inc. 2004 Employee Stock Incentive Plan, as amended from time to time.

         "RESTRICTED STOCK AWARD" means an award of Shares pursuant to Section
7.

         "SEC" means the Securities and Exchange Commission.

         "SECURITIES ACT" means the Securities Act of 1933, as amended.

         "SHARES" means shares of the Company's Common Stock reserved for issuance under this Plan, as adjusted pursuant to Sections 3 and 19, and any successor security.

         "STOCK BONUS" means an award of Shares, or cash in lieu of Shares, pursuant to Section 8.

         "SUBSIDIARY" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

         "TERMINATION" or "TERMINATED" means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director, consultant, independent contractor, or advisor to the Company or a Parent or Subsidiary of the Company. An employee will not be deemed to have ceased to provide services in the case of
(i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Company, provided that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to a formal policy adopted from time to time by the Company and issued and promulgated to employees in writing. In the case of any employee on an approved leave of absence, the Board may make such provisions respecting suspension of vesting of the Award while on leave from the employ of the Company or a Subsidiary as it may deem appropriate, except that in no event may an Option be exercised after the expiration of the term set forth in the Option agreement. The Board will have sole discretion to determine whether a Participant has ceased to provide services and the effective date on which the Participant ceased to provide services (the "TERMINATION DATE").

         "UNVESTED SHARES" means "Unvested Shares" as defined in the Award Agreement.

         "VESTED SHARES" means "Vested Shares" as defined in the Award
Agreement.

3.       SHARES SUBJECT TO THE PLAN.

         3.1 NUMBER OF SHARES AVAILABLE. Subject to Sections 3.2 and 19, the total aggregate number of Shares reserved and available for grant and issuance pursuant to this Plan will be 25% of the shares of common stock outstanding of Tribeworks, Inc., as determined from time to time and will include Shares that are subject to: (a) issuance upon exercise of an Option but cease to be subject to such Option for any reason other than exercise of such Option; (b) an Award granted hereunder but forfeited or repurchased by the Company at the original issue price; and (c) an Award that otherwise terminates without Shares being issued. At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Options granted under this Plan and all other outstanding but unvested Awards granted under this Plan.

         3.2 ADJUSTMENT OF SHARES. In the event that the number of outstanding shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then (a) the number of Shares reserved for issuance under this Plan, (b) the Exercise Prices of and number of Shares subject to outstanding Options, and (c) the number of Shares subject to other outstanding Awards will be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and compliance with applicable securities laws; provided, however, that fractions of a Share will not be issued but will either be replaced by a cash payment equal to the Fair Market Value of such fraction of a Share or will be rounded up to the nearest whole Share, as determined by the Board.

4.       ELIGIBILITY.

          ISOs (as defined in Section 6 below) may be granted only to employees (including officers and directors who are also employees) of the Company or of a Parent or Subsidiary of the Company. All other Awards may be granted to employees, officers, directors, consultants, independent contractors and advisors of the Company or any Parent or Subsidiary of the Company; provided such consultants, contractors and advisors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction.

5.       ADMINISTRATION.

         5.1 BOARD AUTHORITY. The Board will administer this Plan. Subject to the general purposes, terms and conditions of this Plan, the Board will have full power to implement and carry out this Plan. Without limitation, the Board will have the authority to:

         (a) construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;

         (b) prescribe, amend and rescind rules and regulations relating to this Plan or any Award;

         (c)       select persons to receive Awards;

         (d)       determine the form and terms of Awards;

         (e) determine the number of Shares or other consideration subject to Awards;

         (f) determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent or Subsidiary of the Company;

         (g)       grant waivers of Plan or Award conditions;

         (h) determine the vesting, ability to exercise and payment of Awards;

         (i) correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement;

         (j)       determine whether an Award has been earned; and

         (k) make all other determinations necessary or advisable for the administration of this Plan.

         5.2 BOARD DISCRETION. Any determination made by the Board with respect to any Award will be made at the time of grant of the Award or, unless in contravention of any express term of this Plan or Award, at any later time, and such determination will be final and binding on the Company and on all persons having an interest in any Award under this Plan. The Board may delegate to one or more officers of the Company the authority to grant an Award under this Plan to Participants who are not Insiders of the Company.

6.       OPTIONS.

          The Board may grant Options to eligible persons and will determine whether such Options will be Incentive Stock Options within the meaning of the Code ("ISO") or Nonqualified Stock Options ("NQSOS"), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may be exercised, and all other terms and conditions of the Option, subject to the following:

         6.1 FORM OF OPTION GRANT. Each Option granted under this Plan will be evidenced by an Award Agreement that will expressly identify the Option as an ISO or an NQSO (hereinafter referred to as the "STOCK OPTION AGREEMENT"), and will be in such form and contain such provisions (which need not be the same for each Participant) as the Board may from time to time approve, and which will comply with and be subject to the terms and conditions of this Plan.

         6.2 DATE OF GRANT. The date of grant of an Option will be the date on which the Board makes the determination to grant such Option, unless otherwise specified by the Board. The Stock Option Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

         6.3 EXERCISE PERIOD. Options may be exercisable within the times or upon the events determined by the Board as set forth in the Stock Option Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further that no ISO granted to a person who directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary of the Company ("TEN PERCENT STOCKHOLDER") will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Board also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Board determines.

         6.4 EXERCISE PRICE. The Exercise Price of an Option will be determined by the Board when the Option is granted and may be not less than 85% of the Fair Market Value of the Shares on the date of grant; provided that: (a) the Exercise Price of an ISO will be not less than 100% of the Fair Market Value of the Shares on the date of grant; and (b) the Exercise Price of any ISO granted to a Ten Percent Stockholder will not be less than 110% of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased may be made in accordance with Section 9 of this Plan.

         6.5 METHOD OF EXERCISE. Options may be exercised only by delivery to the Company of a written stock option exercise agreement (the "EXERCISE AGREEMENT") in a form approved by the Board, (which need not be the same for each Participant), stating the number of Shares being purchased, the restrictions imposed on the Shares purchased under such Exercise Agreement, if any, and such representations and agreements regarding Participant's investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws, together with payment in full of the Exercise Price for the number of Shares being purchased.

         6.6 TERMINATION. Notwithstanding the exercise periods set forth in the Stock Option Agreement, exercise of an Option will always be subject to the following:

         (a) If the Participant's service is Terminated for any reason except death or Disability, then the Participant may exercise such Participant's Options only to the extent that such Options would have been exercisable upon the Termination Date no later than three (3) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Board, with any exercise beyond three (3) months after the Termination Date deemed to be an NQSO), but in any event, no later than the expiration date of the Options.

         (b) If the Participant's service is Terminated because of Participant's death or Disability (or the Participant dies within three (3) months after a Termination other than for Cause or because of Participant's Disability), then Participant's Options may be exercised only to the extent that such Options would have been exercisable by Participant on the Termination Date and must be exercised by Participant (or Participant's legal representative or authorized assignee) no later than twelve (12) months after the Termination Date (or such shorter or longer time period not exceeding five (5) years as may be determined by the Board, with any such exercise beyond (i) three (3) months after the Termination Date when the Termination is for any reason other than the Participant's death or Disability, or (ii) twelve (12) months after the Termination Date when the Termination is for Participant's death or Disability, deemed to be an NQSO), but in any event no later than the expiration date of the Options.

         (c) Notwithstanding the provisions in paragraph 6.6(a) above, if a Participant's service is Terminated for Cause, neither the Participant, the Participant's estate nor such other person who may then hold the Option shall be entitled to exercise any Option with respect to any Shares whatsoever, after Termination, whether or not after Termination the Participant may receive payment from the Company or Subsidiary for vacation pay, for services rendered prior to Termination, for services rendered for the day on which Termination occurs, for salary in lieu of notice, or for any other benefits. For the purpose of this paragraph, Termination shall be deemed to occur on the date when the Company dispatches notice or advice to the Participant that his service is Terminated.

         6.7 LIMITATIONS ON EXERCISE. The Board may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which it is then exercisable.

         6.8 LIMITATIONS ON ISO. The aggregate Fair Market Value (determined as of the date of grant) of Shares with respect to which ISO are exercisable for the first time by a Participant during any calendar year (under this Plan or under any other incentive stock option plan of the Company, Parent or Subsidiary of the Company) will not exceed $100,000. If the Fair Market Value of Shares on the date of grant with respect to which ISO are exercisable for the first time by a Participant during any calendar year exceeds $100,000, then the Options for the first $100,000 worth of Shares to become exercisable in such calendar year will be ISO and the Options for the amount in excess of $100,000 that become exercisable in that calendar year will be NQSOs. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date of this Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISO, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

         6.9 MODIFICATION, EXTENSION OR RENEWAL. The Board may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant's rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) of the Code. The Board may reduce the Exercise Price of outstanding Options without the consent of Participants affected by a written notice to them; provided, however, that the Exercise Price may not be reduced below the minimum Exercise Price that would be permitted under Section 6.4 of this Plan for Options granted on the date the action is taken to reduce the Exercise Price.

         6.10 NO DISQUALIFICATION. Notwithstanding any other provision in this Plan, no term of this Plan relating to ISO will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under
Section 422 of the Code.

7.       STOCK AWARD.

         A Stock Award is an offer by the Company to sell to an eligible person Shares that may or may not be subject to restrictions. The Board will determine to whom an offer will be made, the number of Shares the person may purchase, the price to be paid (the "PURCHASE PRICE"), the restrictions to which the Shares will be subject, and all other terms and conditions of the Stock Award, subject to the following:

         7.1 FORM OF STOCK AWARD. All purchases under a Stock Award made pursuant to this Plan will be evidenced by an Award Agreement (the "STOCK PURCHASE AGREEMENT") that will be in such form (which need not be the same for each Participant) as the Board will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. The offer of Stock will be accepted by the Participant's execution and delivery of the Stock Purchase Agreement and full payment for the Shares to the Company within thirty
(30) days from the date the Stock Purchase Agreement is delivered to the person. If such person does not execute and deliver the Stock Purchase Agreement along with full payment for the Shares to the Company within thirty (30) days, then the offer will terminate, unless otherwise extended by the Board.

         7.2 PURCHASE PRICE. The Purchase Price of Shares sold pursuant to a Stock Award will be determined by the Board on the date the Stock Award is granted, except in the case of a sale to a Ten Percent Stockholder, in which case the Purchase Price will be 100% of the Fair Market Value. Payment of the Purchase Price must be made in accordance with Section 9 of this Plan.

         7.3 TERMS OF STOCK AWARDS. Stock Awards shall be subject to such restrictions as the Board may impose. These restrictions may be based upon completion of a specified number of years of service with the Company or upon completion of the performance goals as set out in advance in the Participant's individual Stock Purchase Agreement. Stock Awards may vary from Participant to Participant and between groups of Participants. Prior to the grant of a Stock Award, the Board shall: (a) determine the nature, length and starting date of any Performance Period for the Stock Award; (b) select from among the Performance Factors to be used to measure performance goals, if any; and (c) determine the number of Shares that may be awarded to the Participant. Prior to the payment of any Stock Award, the Board shall determine the extent to which such Stock Award has been earned. Performance Periods may overlap and

Participants may participate simultaneously with respect to Stock Awards that are subject to different Performance Periods and have different performance goals and other criteria.

         7.4 TERMINATION DURING PERFORMANCE PERIOD. If a Participant is Terminated during a Performance Period for any reason, then such Participant will be entitled to payment (whether in Shares, cash or otherwise) with respect to the Stock Award only to the extent earned as of the date of Termination in accordance with the Stock Purchase Agreement, unless the Board determines otherwise.

8.       STOCK BONUSES.

         8.1 AWARDS OF STOCK BONUSES. A Stock Bonus is an award of Shares (which may consist of Restricted Stock) for extraordinary services rendered to the Company or any Parent or Subsidiary of the Company. A Stock Bonus will be awarded pursuant to an Award Agreement (the "STOCK BONUS AGREEMENT") that will be in such form (which need not be the same for each Participant) as the Board will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. A Stock Bonus may be awarded upon satisfaction of such performance goals as are set out in advance in the Participant's individual Award Agreement (the "PERFORMANCE STOCK BONUS AGREEMENT") that will be in such form (which need not be the same for each Participant) as the Board will from time to time approve, and will comply with and be subject to the terms and conditions of this Plan. Stock Bonuses may vary from Participant to Participant and between groups of Participants, and may be based upon the achievement of the Company, Parent or Subsidiary and/or individual performance factors or upon such other criteria as the Board may determine.

         8.2 TERMS OF STOCK BONUSES. The Board will determine the number of Shares to be awarded to the Participant. If the Stock Bonus is being earned upon the satisfaction of performance goals pursuant to a Performance Stock Bonus Agreement, then the Board will: (a) determine the nature, length and starting date of any Performance Period for each Stock Bonus; (b) select from among the Performance Factors to be used to measure the performance, if any; and (c) determine the number of Shares that may be awarded to the Participant. Prior to the payment of any Stock Bonus, the Board shall determine the extent to which such Stock Bonuses have been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Stock Bonuses that are subject to different Performance Periods and different performance goals and other criteria. The number of Shares may be fixed or may vary in accordance with such performance goals and criteria as may be determined by the Board. The Board may adjust the performance goals applicable to the Stock Bonuses to take into account changes in law and accounting or tax rules and to make such adjustments as the Board deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships.

         8.3 FORM OF PAYMENT. The earned portion of a Stock Bonus may be paid to the Participant by the Company either currently or on a deferred basis, with such interest or dividend equivalent, if any, as the Board may determine. Payment may be made in the form of cash or whole Shares or a combination thereof, either in a lump sum payment or in installments, all as the Board will determine.

9.       PAYMENT FOR SHARE PURCHASES.

         9.1 PAYMENT. Payment for Shares purchased pursuant to this Plan may be made in cash (by check) or, where expressly approved for the Participant by the Board and where permitted by law:

                  (a) by cancellation of indebtedness of the Company to the Participant;

                  (b) by surrender of shares that either: (1) have been owned by Participant for more than one year and have been paid for within the meaning of Rule 144 of the Securities Act of 1933 (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares); or (2) were obtained by Participant in the public market;

                  (c) by waiver of compensation due or accrued to the Participant for services rendered;

                  (d) with respect only to purchases upon exercise of an Option, and provided that a public market for the Company's stock exists:

                           (1) through a "same day sale" commitment from the Participant and a broker-dealer that is a member of the National Association of Securities Dealers (an "NASD DEALER") whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

                           (2) through a "margin" commitment from the Participant and a NASD Dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to the NASD Dealer in a margin account as security for a loan from the NASD Dealer in the amount of the Exercise Price, and whereby the NASD Dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

                  (e) by any combination of the foregoing.


10.      WITHHOLDING TAXES.

         10.1 WITHHOLDING GENERALLY. Whenever Shares are to be issued in satisfaction of Awards granted under this Plan, the Company may require the Participant to remit to the Company an amount sufficient to satisfy federal, state and local withholding tax requirements prior to the delivery of any certificate or certificates for such Shares. Whenever, under this Plan, payments in satisfaction of Awards are to be made in cash, such payment will be net of an amount sufficient to satisfy federal, state, and local withholding tax requirements.

         10.2 STOCK WITHHOLDING. When, under applicable tax laws, a participant incurs tax liability in connection with the exercise or vesting of any Award that is subject to tax withholding and the Participant is obligated to pay the Company the amount required to be withheld, the Board may allow the Participant to satisfy the minimum withholding tax obligation by electing to have the Company withhold from the Shares to be issued that number of Shares having a Fair Market Value equal to the minimum amount required to be withheld, determined on the date that the amount of tax to be withheld is to be determined. All elections by a Participant to have Shares withheld for this purpose will be made in accordance with the requirements established by the Board and be in writing in a form acceptable to the Board.

11.      PRIVILEGES OF STOCK OWNERSHIP.

         11.1 VOTING AND DIVIDENDS. No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a stockholder and will have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; provided, further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Shares that are repurchased at the Participant's Purchase Price or Exercise Price pursuant to Section 12.

         11.2 FINANCIAL STATEMENTS. Pursuant to regulation 260.140.46 of the Rules of the California Corporations Commissioner, the Company will provide financial statements to each Participant prior to such Participant's purchase of Shares under this Plan, and to each Participant annually during the period such Participant has Awards outstanding; provided, however, the Company will not be required to provide such financial statements to Participants whose services in connection with the Company assure them access to equivalent information.

12.      TRANSFERABILITY.

         Awards granted under this Plan, and any interest therein, will not be transferable or assignable by Participant, and may not be made subject to execution, attachment or similar process, other than by will or by the laws of descent and distribution. During the lifetime of the Participant an Award will be exercisable only by the Participant. During the lifetime of the Participant, any elections with respect to an Award may be made only by the Participant unless otherwise determined by the Board and set forth in the Award Agreement with respect to Awards that are not ISOs.

13.      RESTRICTIONS ON SHARES.

         At the discretion of the Board, the Company may reserve to itself and/or its assignee(s) in the Award Agreement a right to repurchase a portion of or all Unvested Shares held by a Participant following such Participant's Termination at any time within ninety (90) days after the later of (a) Participant's Termination Date, or (b) the date Participant purchases Shares under this Plan. Such repurchase by the Company shall be for cash and/or cancellation of purchase money indebtedness, and the price per share shall be the Participant's Exercise Price or the Purchase Price, as applicable.

14.      CERTIFICATES.

         All certificates for Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Board may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted.

15.      ESCROW; PLEDGE OF SHARES.

         To enforce any restrictions on a Participant's Shares, the Board may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Board appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Board may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of Participant's obligation to the Company under the promissory note; provided, however, that the Board may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant's Shares or other collateral. In connection with any pledge of the Shares, Participant will be required to execute and deliver a written pledge agreement in such form as the Board will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

16.      EXCHANGE AND BUYOUT OF AWARDS.

         The Board may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards. The Board may at any time buy from a Participant an Award previously granted with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Board and the Participant may agree.

17.      SECURITIES LAW AND OTHER REGULATORY COMPLIANCE.

         An Award will not be effective unless such Award is in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

18.      NO OBLIGATION TO EMPLOY.

          Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent or Subsidiary of the Company or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Participant's employment or other relationship at any time, with or without cause.

19.      CORPORATE TRANSACTIONS.

         19.1 ASSUMPTION OR REPLACEMENT OF AWARDS BY SUCCESSOR. In the event of
(a) a dissolution or liquidation of the Company, (b) a merger or consolidation in which the Company is not the surviving corporation (other than a merger or consolidation with a wholly-owned subsidiary, a reincorporation of the Company in a different jurisdiction, or other transaction in which there is no substantial change in the stockholders of the Company or their relative stock holdings and the Awards granted under this Plan are assumed, converted or replaced by the successor corporation, which assumption will be binding on all Participants), (c) a merger in which the Company is the surviving corporation but after which the stockholders of the Company immediately prior to such merger (other than any stockholder that merges, or which owns or controls another corporation that merges, with the Company in such merger) cease to own their shares or other equity interest in the Company, (d) the sale of substantially all of the assets of the Company, or (e) the acquisition, sale, or transfer of more than 50% of the outstanding shares of the Company by tender offer or similar transaction, any or all outstanding Awards may be assumed, converted or replaced by the successor corporation (if any), which assumption, conversion or replacement will be binding on all Participants. In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to stockholders (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant. In the event such successor corporation (if any) refuses to assume or substitute Awards, as provided above, pursuant to a transaction described in this Subsection 19.1, such Awards will expire on such transaction at such time and on such conditions as the Board will determine. Notwithstanding anything in this Plan to the contrary, the Board may provide that the vesting of any or all Awards granted pursuant to this Plan will accelerate upon a transaction described in this
Section 19. If the Board exercises such discretion with respect to Options, such Options will become exercisable in full prior to the consummation of such event at such time and on such conditions as the Board determines, and if such Options are not exercised prior to the consummation of the corporate transaction, they shall terminate at such time as determined by the Board.

         19.2 OTHER TREATMENT OF AWARDS. Subject to any greater rights granted to Participants under the foregoing provisions of this Section 19, in the event of the occurrence of any transaction described in Section 19.1, any outstanding Awards will be treated as provided in the applicable agreement or plan of merger, consolidation, dissolution, liquidation, or sale of assets.

         19.3 ASSUMPTION OF AWARDS BY THE COMPANY. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either: (a) granting an Award under this Plan in substitution of such other company's award; or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the exercise price and the number and nature of Shares issuable upon exercise of any such option will be adjusted appropriately pursuant to

Section 424(a) of the Code). In the event the Company elects to grant a new Option rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.

20.      ADOPTION AND STOCKHOLDER APPROVAL.

         This Plan will become effective on the date on which it is adopted by the Board (the "EFFECTIVE DATE"). This Plan shall be approved by the stockholders of the Company within twelve (12) months before or after the date this Plan is adopted by the Board. Upon the Effective Date, the Board may grant Awards pursuant to this Plan. In the event that stockholder approval of this Plan is not obtained within the time period provided herein, all Awards granted hereunder shall be cancelled, any Shares issued pursuant to any Awards shall be cancelled and any purchase of Shares issued hereunder shall be rescinded.

21.      TERM OF PLAN/GOVERNING LAW.

         Unless earlier terminated as provided herein, this Plan will terminate ten (10) years from the date this Plan is adopted by the Board or, if earlier, the date of stockholder approval. This Plan and all agreements thereunder shall be governed by and construed in accordance with the laws of the State of California.

22.      AMENDMENT OR TERMINATION OF PLAN.

         The Board may at any time terminate or amend this Plan in any respect, including without limitation amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan; provided, however, that the Board will not, without the approval of the stockholders of the Company, amend this Plan in any manner that requires such stockholder approval.

23.      NONEXCLUSIVITY OF THE PLAN.

         Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.


24.      ACTION BY BOARD.

         Any action permitted or required to be taken by the Board or any decision or determination permitted or required to be made by the Board pursuant to this Plan shall be taken or made in the Board's sole and absolute discretion.

                                TRIBEWORKS, INC.

                THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


The undersigned hereby appoints Duncan J. Kennedy, President, Chief Executive Officer and a director of Tribeworks, Inc. and Robert Davidorf, Chief Financial Officer and a director of Tribeworks, Inc. and each of them, as proxies, each with full power of substitution, and hereby authorizes each of them to represent and to vote, as designated below, all the shares of Common Stock of Tribeworks, Inc. held of record by the undersigned as of April 7, 2004, at the Annual Meeting of Stockholders to be held on May 17, 2004, or any adjournment thereof.

1. REVERSE SPLIT. To approve a proposed reverse stock split of one for four of the Company's issued and outstanding shares of Common Stock
    [ ]    FOR
    [ ]    AGAINST
    [ ]    ABSTAIN

2. ELECTION OF DIRECTORS. To elect four (04) directors for a term of one year or until their successors have been elected and qualified. Duncan J. Kennedy, 02) Robert C. Davidorf, 03) Patrick Soquet
    [ ]    FOR ALL
    [ ]    AGAINST ALL
    [ ]    FOR ALL EXCEPT __________________________

   To withhold authority to vote, mark "For All Except" and write the nominee's number on the line below.

3. APPROVAL OF STOCK INCENTIVE PLAN. To Approve the Tribeworks, Inc., 2004 Incentive Stock Option Plan.
    [ ]    FOR
    [ ]    AGAINST
    [ ]    ABSTAIN

4. APPROVAL OF COMPANY'S AUDITORS. To appoint Tauber and Balser, P.C., as the company Independent Auditors.
    [ ]    FOR
    [ ]    AGAINST
    [ ]    ABSTAIN



         (CONTINUED AND TO BE COMPLETED AND SIGNED ON THE REVERSE SIDE)

                           (CONTINUED FROM OTHER SIDE)


THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE APPROVAL OF THE REVERSE STOCK SPLIT, AND FOR THE APPROVAL OF THE ELECTION OF THE DIRECTORS, THE 2004 STOCK PLAN, AND THE COMPANY'S AUDITORS. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If stockholder is a corporation, please sign in full corporate name by President or other authorized officer. If stockholder is a partnership, please sign in partnership name by authorized person.

                                     Dated:

                                                                         , 2004
                                     ____________________________________


                                     ___________________________________________
                                     Signature


                                     ___________________________________________
                                     Signature if held jointly


                                     ___________________________________________
                                     Print Name


PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE OR MAIL BY FIRST-CLASS MAIL TO:

         Tribeworks, Inc.
         988 Market Street, 4th Floor
         San Francisco, CA 94102
         ATTN: Robert Davidorf